UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             OCTOBER 25, 2002


                       SOUTHERN STATES POWER COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
           (State or Other Jurisdiction of Registrant or Organization)


               333-3074                            94-3350291
     (Commission  File  Number)     (I.R.S.  Employer  Identification  No.)


   4505  ALLSTATE  DRIVE,  SUITE  108
          RIVERSIDE,  CALIFORNIA                        92501
(Address  of  Principal  Executive  Offices)         (Zip  Code)


                                (909) 367 - 2463
              (Registrant's Telephone Number, Including Area Code)


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ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

     None.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

     None.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

     None.

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     None.

ITEM  5.     OTHER  EVENTS

      On October 21, 2002, the Company received and accepted the resignation of one of its directors, Mr. Anthony K. Miller.

      Effective October 25, 2002, three new independent directors were appointed to the Company's Board of Directors: Karl Gee, Roy W. Kekahuna, and Neway Argaw. The Company now has five directors, three of which are independent directors.

ITEM  6.     RESIGNATION  AND  APPOINTMENT  OF  OFFICERS  AND  DIRECTORS

     None.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     None.

ITEM  8.     CHANGE  IN  FISCAL  YEAR

     None.

EXHIBITS

     None.


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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Harrison A. McCoy                             Dated:  October  29,  2002
    _______________________________
    Harrison  A.  McCoy  III,  CEO,
    President  and  Director


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